UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2005

IFT CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-7011
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IFT CORPORATION
FORM 8-K
FEBRUARY 25, 2005

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)	Appointment of Principal Officer

On February 25, 2005, Charles R. Weeks was hired as the Company's Chief Financial Officer and Corporate Treasurer. Mr. Weeks succeeds Mr. Adams, the Company's CEO, who assumed the Principal Accounting Officer and Corporate Treasurer capacities when the Company's former Chief Financial Officer and Corporate Treasurer resigned on February 14, 2005 until such time that a successor was located and hired.

Mr. Weeks has over 15 years of financial experience, both as an officer and consultant to multiple companies. His management experience as an Executive includes working as a chief financial officer, controller and consultant to various hi-tech, software, telecom, hospitality, and travel service companies (public and private) throughout the SE Region of the U.S. Most recently he served as the chief financial officer of Ad Management Systems, Inc. located in Pompano Beach, FL, where the company was successfully sold in February 2005. Mr. Weeks has been in charge of accounting, finance, human resource, and IT departments. His specialties include financial statements, budgeting/forecasting, strategic planning, investor relations, re-engineering processes, start-up companies, and software conversions. At Lodging.com, he was instrumental in helping the company grow over 300% during his tenure, while implementing new collection and credit card fraud procedures resulting in substantial cash flow generation to the company. After building an entirely new infrastructure for future growth, the company was sold to a Fortune 200 company (Cendant, Inc.) in 2003. While working with Air Partner, PLC, the world's largest aircraft broker, he was responsible for all U.S. and Australian financial operations, allowing major exposure on the international level. His budgeting process was adopted by the parent company in England, Great Britain, and shortly implemented on a company wide basis. Mr. Weeks has worked on a contractual basis with notable companies such as GE, SIEMENS, Cendant, Inc., KPMG, and GEICO. Based on his extensive computer and accounting background, he has the ability to increase operational efficiencies and maximize cash flow, while ensuring the Company achieves its bottom line objectives. After graduating from Clemson University in 1989 with a BS in Accounting, he obtained his CPA certificate in Maryland in 1997, and is currently a member of both the AICPA and MACPA.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2005	IFT CORPORATION

	By:	/s/ Michael T. Adams, CEO
Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Employment Agreement, effective February 25, 2005, by and between Charles R. Weeks and the Company.